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                                                                    EXHIBIT 10.1

              EPS SOLUTIONS CORPORATION 2000 STOCK PERFORMANCE PLAN

        1. Purposes of the Plan. The purposes of this Plan are to promote the interests of the Company and its stockholders by using equity interests in the Company to attract, retain and motivate its management and other persons and to encourage and reward their contributions to the performance of the Company.

        2. Definitions. The following capitalized terms shall have the following respective meanings when used in this Plan:

              (a) "Administrator" means the entire Board or any committee comprised solely of Non-employee Directors as shall be administering the Plan, in accordance with Section 4 of the Plan.

              (b) "Affiliate" means the Company and any Subsidiary of the Company.

              (c) "Applicable Laws" means the legal requirements relating to the administration of plans providing one or more of the types of Awards described in this Plan and the issuance of Shares thereunder pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options, Stock Purchase Rights or other Awards are, or will be, granted under the Plan.

              (d) "Award" includes, without limitation, Incentive Stock Options, Nonstatutory Stock Options, Stock Purchase Rights, stock appreciation rights, performance share or unit awards, dividend or equivalent rights, stock awards, restricted share or unit awards, or other awards that are valued in whole or in part by reference to, or are otherwise based on, the Common Stock ("other Common Stock-based Awards"), all on a stand alone, combination or tandem basis, as described in or granted under the Plan.

              (e) "Award Agreement" means a written agreement between the Company and a Recipient evidencing the terms and conditions of an individual Award grant. Each Award Agreement is subject to the terms and conditions of the Plan.

              (f) "Awarded Stock" means the Common Stock subject to an Award.

              (g) "Board" means the Board of Directors of the Company.

              (h) "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.


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              (i) "Common Stock" means the common stock of the Company.

              (j) "Company" means EPS Solutions Corporation, a Delaware corporation.

              (k) "Consultant" means any person, including an advisor, engaged by an Affiliate to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

              (l) "Director" means a member of the Board.

              (m) "Disability" means permanent and total disability as that term is described in Section 22(e)(3) of the Code.

              (n) "Employee" means any person, including Officers and Directors, employed by an Affiliate. Neither service as a Director nor payment of a director's fee by the Company, without more, shall constitute "employment" by the Company.

              (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Stock Market or The Nasdaq SmallCap Market, its Fair Market Value shall be the mean of the highest and lowest sale prices of the stock (or the average of the closing bid and asked price, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                    (iii) In the absence of an established market for the Common
              Stock, the Fair Market Value shall be determined in good faith by the Administrator.

              (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.



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              (r) "Non-employee Director" means a non-employee director as defined under Section 16b-3(b)(3)(i) of the Exchange Act or any successor provision.

              (s) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

              (t) "Notice of Grant" means a written notice evidencing certain terms and conditions of an Award. The Notice of Grant is part of the Award Agreement.

              (u) "Officer" unless otherwise noted herein, means a person who is an officer of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

              (v) "Option" means a stock option granted pursuant to the Plan.

              (w) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

              (x) "Plan" means this Stock Performance Plan.

              (y) "Recipient" means an Employee, Director or a Consultant who holds an outstanding Award.

              (z) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

              (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Recipient evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

              (bb) "Retirement" means the termination of a Recipient's relationship with an Affiliate on or after the Recipient's attainment of age (i) 59-1/2, provided that the Recipient has completed ten (10) years of service with an Affiliate or a predecessor to an Affiliate, or (ii) age 62.

              (cc) "Service Provider" means an Employee, Director, Officer or a Consultant. A Service Provider who is an Employee or Consultant shall not cease to be a Service Provider (i) during any leave of absence approved by the Affiliate which employs the Service Provider; provided that, for purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract; or (ii) as a result of transfers between locations of the Company or between the Company or any other Affiliate. If reemployment upon expiration of a leave of absence approved by the Affiliate which employs the Service Provider is not guaranteed by statute or contract, on the 181st day of such leave any



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        Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

              (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

              (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

              (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares available for grants of Awards under the Plan is 3,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Except as otherwise provided in Section 15, no Service Provider may be granted Awards in any calendar year in respect of more than 875,000 Shares. In determining the number of Shares with respect to which a Service Provider may be granted an Award in any calendar year, any Award which is cancelled shall count against the maximum number of Shares for which an Award may be granted to the Service Provider who previously held such cancelled Award.

              If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, Stock Purchase Right or other Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original Recipient of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

        4. Administration of the Plan.

              (a) Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. Any such Committee shall act by a majority of its members, or if there are only two members of such Committee, by unanimous consent of both members.

              (b) Powers of the Administrator. Except for the terms and conditions explicitly set forth in the Plan, the Administrator shall have exclusive authority, in its discretion, to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan and to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted an Award, the type of Award, the



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        number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have authority, in its discretion, to reduce the exercise price of any Option, Stock Purchase Right or other Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option, Stock Purchase Right or other Award shall have declined since the date the Option, the Stock Purchase Right or other Award was granted; to modify or amend each Option, Stock Purchase Right or other Award, subject to Section 17(c) of the Plan; and to institute an Option Exchange Program. The Administrator shall also have exclusive authority to interpret the Plan and its rules and regulations, and to make all other determinations deemed necessary or advisable under or for administering the Plan. All actions taken and determinations made by the Administrator pursuant to the Plan shall be conclusive and binding on all parties involved or affected. The Administrator may delegate administrative duties to such of the Company's officers as it so determines.

        5. Eligibility for Awards. Nonstatutory Stock Options, Stock Purchase Rights, and other Awards may be granted to Employees, Directors, Officers and Consultants. Incentive Stock Options may be granted only to Employees. In addition, an Award may also be granted to a person who is offered employment by an Affiliate, provided that such Award shall be immediately forfeited if such person does not accept such offer of employment within such time period as such Affiliate may establish.

        6. Limitations on Options. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Awarded Stock with respect to which Incentive Stock Options are exercisable for the first time by the Recipient during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Awarded Stock shall be determined as of the time the Option with respect to such Awarded Stock is granted. If an Option is granted hereunder that is part Incentive Stock Option and part Nonstatutory Stock Option because the Option exceeds the $100,000 per year limitation under Section 422 of the Code, the Incentive Stock Option portion of such Option shall become exercisable first in such calendar year, and the Nonstatutory Stock Option portion shall commence becoming exercisable once the $100,000 limit has been reached.

        7. Term of Plan. The Plan shall become effective upon the adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan. Unless otherwise provided herein or in the Award Agreement, at the discretion of the Administrator, Options outstanding at the time the Plan is terminated will remain in effect until such Options are terminated or become unexercisable under the then current terms of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Notice of Grant but shall be no longer than ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a



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Recipient who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

        9. Option Exercise Price and Consideration.

              (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                    (i) In the case of an Incentive Stock Option that is granted to a Recipient who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                    (ii) In the case of all other Options that are granted to
              any Service Provider, the per Share exercise price shall be no less than the Fair Market Value per Share on the date of grant.

              (b) Waiting Period and Exercise Dates. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator. If the Administrator provides that any Option is exercisable in installments or is exercisable only if certain financial or other performance goals are attained, the Administrator may at any time waive such exercise provisions, in whole or in part. In addition, the Administrator may accelerate the exercisability of any Option.

              (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                    (i) cash;

                    (ii) check;

                    (iii) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Recipient for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                    (iv) delivery of a properly executed exercise notice
              together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option, sale of the



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              issued Shares, and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                    (v) a reduction in the amount of any Affiliate liability to the Recipient including any liability attributable to the Recipient's participation in any Affiliate-sponsored deferred compensation program or arrangement;

                    (vi) surrender of the Option to the Company in exchange for such number of Shares equal to the Awarded Stock subject to such Option less such number of Shares that have a Fair Market Value equal to the aggregate exercise price;

                    (vii) any combination of the foregoing methods of payment;
              or

                    (viii) such other consideration and method of payment for
              the issuance of Shares to the extent permitted by Applicable Laws.

        10. Exercise of Option.

              (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.

                       An Option may not be exercised for less than the lesser of (i) 100 Shares or (ii) if the Recipient is fully vested, the total number of Shares subject to such Option.

                       An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Recipient or, if requested by the Recipient, in the name of the Recipient and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 15 of the Plan.



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                       Exercising an Option in any manner shall decrease the
        number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (b) Termination of Relationship as Employee, Director or Consultant. If a Recipient ceases to be a Service Provider, other than upon the Recipient's Retirement, death or disability, the Recipient shall forfeit his Options (whether vested or not vested) on the date he ceases to be a Service Provider, and the Shares covered by the Option shall revert to the Plan unless determined otherwise by the Administrator. In addition, the Administrator may require that the Recipient pay the Company certain financial gains realized from exercising all or any portion of an Option during a specified period.

                       Notwithstanding the above, in the event of a Recipient's change in status from such Recipient's current status to a different status as a Service Provider, the Recipient shall not be deemed to have terminated his relationship as a Service Provider solely as a result of such change in status. In the event a Recipient's status changes from Employee to Officer, Director or Consultant, an Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

              (c) Disability of Recipient. If a Recipient ceases to be a Service Provider as a result of the Recipient's Disability, the Recipient may exercise his or her Option subject to the restrictions of Section 10(b) and within such period of time as is specified in the Award Agreement whether the Option is vested or unvested on the date of Disability (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Recipient's Disability. If, after Disability, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (d) Retirement of Recipient. If a Recipient ceases to be a Service Provider as a result of the Recipient's Retirement, the Recipient may exercise his or her Option subject to the restrictions of Section 10(b) and within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for thirty-six
        (36) months following the Recipient's Retirement. Options which are unvested on the date of the Recipient's Retirement will continue to vest as if the Recipient continued to be a Service Provider during such period. If, after Retirement, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (e) Death of Recipient. If a Recipient dies while a Service Provider, the Option may be exercised subject to the restrictions of
        Section 10(b) and within such



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        period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Recipient's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, whether the Option is vested or unvested on the date of death. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Recipient's death. The Option may be exercised by the executor or administrator of the Recipient's estate or, if none, by the person(s) entitled to exercise the Option under the Recipient's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Recipient at the time that such offer is made.

        11. Stock Purchase Rights.

              (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. The terms of the offer of Stock Purchase Rights under the Plan shall comply in all respects with Applicable Law.

              (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death, Retirement or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Recipient and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

              (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.



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              (d) Rights as a Stockholder. Once the Stock Purchase Right is
        exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

        12. Other Awards. The Administrator, in its sole discretion, but subject to the terms of the Plan, may grant the following types of Awards (in addition to the Award of Options and Stock Purchase Rights described above) under this Plan on a stand alone, combination or tandem basis:

              (a) Stock Appreciation Right. A right to receive the excess of the Fair Market Value of a share of Common Stock on the date the stock appreciation right is exercised over the Fair Market Value of a share of Common Stock on the date the stock appreciation right was granted.

              (b) Restricted and Performance Shares. A transfer of Common Stock to a Recipient, subject to such restrictions on transfer or other incidents of ownership, or subject to specified performance standards, for such periods of time as the Administrator may determine.

              (c) Restricted and Performance Share Unit. A fixed or variable share or dollar denominated unit subject to such conditions of vesting, performance and time of payment as the Administrator may determine.

              (d) Other Stock-Based Awards. Other Common Stock-based Awards which are related to or serve a similar function to those Awards set forth in this Section 12.

        13. Non-Transferability of Awards. Unless otherwise specified by the Administrator in the Notice of Grant (provided, however, that such determination shall occur only on or after the date the Common Stock is listed on any established stock exchange or a national market system), an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Recipient, only by the Recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate. Any attempt to assign, pledge or otherwise transfer any Award or of any right or privileges conferred thereby, contrary to this Plan, or the sale or levy or similar process upon the rights and privileges conferred hereby, shall be void.

        14. Effect of Change in Control.

              (a) Notwithstanding any other provision of this Agreement, in the event of a Change in Control (as defined below), at the sole discretion of the Administrator, a Recipient may become 100% vested in all of his or her Award. In addition or alternatively, in the event of a Change in Control, the Administrator, in its sole discretion,



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        shall provide for one of the following actions to be taken with respect to any outstanding Award: (i) for a purchase of the Awards theretofore granted under the Plan effected by means of a payment to each Recipient (by the Company or any other person or entity involved in the Change in Control), in exchange for the cancellation of the Awards held by such Recipient, of the Value (as hereinafter defined) of such Award or (ii) for substitution of appropriate new Awards covering (or based upon) stock of a successor corporation to the Company or stock of an affiliate of such successor corporation. The Administrator shall give notice to each Recipient of whether the unvested Option will become vested, the provisions of any purchase or substitution, and any adjustments made (A) to the number and kind of shares subject to the outstanding Award (or to the awards in substitution therefor), (B) to the exercise prices, and/or
        (C) to the terms and conditions of the awards, which shall be binding on the Recipients. The Value of an Option shall be an amount equal to the difference between the then Fair Market Value of the aggregate number of Awarded Stock then subject to such Options and the aggregate exercise price that would have to be paid to exercise such Options, and in the case of an Award which is not an Option, the value which such Recipient would have received if the Recipient had exercised his or her Award immediately prior to the Change in Control. Any action taken by the Administrator shall be final, binding and conclusive.

              (b) For purposes of this Plan, a "Change in Control" shall be deemed to have occurred upon the completion of any of the following events:

                    (i) any acquisition or series of related acquisitions
              resulting in any person, entity or "group," within the meaning of
              Section 13(d)(3) or 14(d)(2) of the Exchange Act beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) more than fifty percent (50%) of either the then outstanding shares of Common Stock or the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of the Company, provided that a Change in Control shall not be deemed to have occurred if the "person" described in the preceding provisions is an underwriter or underwriting syndicate that has acquired the ownership of voting securities of the Company solely in connection with a public offering of those securities; or

                    (ii) any reorganization, merger or consolidation of the
              Company with any other person, entity or corporation, other than a transaction which would result in the owners of voting securities of the Company immediately prior thereto continuing to own directly or indirectly more than fifty percent (50%) of the combined voting power of the voting securities of the entity or entities surviving such reorganization, merger or consolidation that own and conduct the business owned and conducted by the Company prior thereto; or

                    (iii) the sale or other disposition by the Company, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; or



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                    (iv) individuals who, as of the date this Plan becomes
              effective pursuant to Section 7 ("Effective Date"), constitute the Board (the "Incumbent Board of Directors") cease for any reason to constitute at least a majority of the Board, provided that any individual who becomes a director after the Effective Date whose election, or nomination for election by stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board of Directors shall be considered to be a member of the Incumbent Board of Directors unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, fifty percent (50%) or more of either the outstanding shares of common stock of the Company or the combined voting power of the outstanding securities of the Company entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board of Directors unless such individual's election or nomination for election by the Company's shareholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board of Directors.

                                For purposes of this definition, references to
              the Company shall also refer to its successors and assigns such that successive reorganizations or other corporate transactions do not impair the substantive intent of these provisions.

        15. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board in its sole discretion, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

        16. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Recipient within a reasonable time after the date of such grant.



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

        17. Amendment and Termination of the Plan.

              (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

              (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary or desirable to comply with Section 422 of the Code (or any successor rule or statute) or other Applicable Law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

              (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Recipient, unless mutually agreed otherwise between the Recipient and the Administrator, which agreement must be in writing and signed by the Recipient and the Company.

        18. Conditions Upon Issuance of Shares.

              (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              (b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise, among other things, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

              (c) Withholding Obligations. No later than the date as of which an amount first becomes includible in the gross income of the Recipient for Federal income tax purposes with respect to any Award under the Plan, the Recipient shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Recipient. The Administrator may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Common Stock.

        19. Requirements of Law and Excessive Grants.

              (a) Requirements of Law. The shares of Common Stock acquirable under the Plan may not be registered under the Act, or state securities law. The Company is under no obligation to effect any such registration. The Company shall not be required to sell or issue any shares under the Plan if the issuance of such shares shall constitute a violation of any provision of any law or regulation of any governmental authority. A Recipient (or the person permitted to exercise an Award in the event of the Recipient's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

              (b) Grants Exceeding Allotted Shares. If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Awarded Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 17(b) of the Plan.

        20. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        21. Information to Recipients and Purchasers. Prior to the date the Common Stock is listed on any established stock exchange or a national market system, the Company shall provide to each Recipient and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Recipient has one or more Awards outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

        22. Company's Repurchase Option. If a Recipient ceases to be a Service Provider prior to the date of closing of a registered public offering of the Company's Common Stock pursuant to the Securities Act of 1933, as amended, and upon such other events as may be set forth in the Award Agreement, the Company shall have the right to repurchase any Shares acquired by a Recipient pursuant to the exercise of an Award under such terms and conditions as are set forth in the Award Agreement.

        23. No Contract of Employment. Neither the Plan nor any Award hereunder shall confer upon any individual any right with respect to continuing such individual's employment, directorship or consulting relationship with the Company or any Affiliate, nor shall they interfere in any way with such individual's right or the Company's or any Affiliate's right to terminate such employment, directorship or consulting relationship at any time, with or without cause.

        24. No Rights as Stockholder. Subject to the provisions of the applicable Award, no individual shall have any rights as a stockholder with respect to any shares of Common Stock to be issued under the Plan until he or she becomes the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the individual shall not be entitled to the rights of a stockholder in respect of such Restricted Stock Award.

        25. Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        26. Governing Law. The Plan and all Awards made and actions thereon thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.



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